UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2024

ROKU, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1173 Coleman Avenue San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)
(408) 556-9040
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.0001 par value	“ROKU”	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2024, Roku, Inc. (“Roku”) held its annual meeting of stockholders via a live webcast (the “Annual Meeting”). At the Annual Meeting, Roku’s stockholders approved four proposals (as described in Item 5.07 below), including approval of the Roku, Inc. Amended and Restated 2017 Equity Incentive Plan (the “Restated 2017 Plan”), which, among other things, extends the end date of the “evergreen” provision for future automatic annual increases in the number of shares available for grant under the Restated 2017 Plan from January 1, 2027 to January 1, 2034. Roku’s Board of Directors approved the Restated 2017 Plan, subject to stockholder approval, on March 27, 2024.

The foregoing description of the Restated 2017 Plan is qualified in its entirety by reference to the Restated 2017 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K. A more complete description of the terms of the Restated 2017 Plan can be found in “Proposal 2: Approval of the Roku, Inc. Amended and Restated 2017 Equity Incentive Plan” on pages 23 to 35 of Roku’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 26, 2024 (the “2024 Proxy Statement”), which description is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Roku’s stockholders voted on four proposals, each of which is described in more detail in the 2024 Proxy Statement. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes, as applicable, with respect to each matter.

1.The Class I director nominees were elected to serve until Roku’s 2027 annual meeting of stockholders and in each case until their successors are elected and qualified or until their earlier death, resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Ravi Ahuja	216,461,347	30,539,080	24,028,924	87.6%
Mai Fyfield	244,150,440	2,849,987	24,028,924	98.8%
Laurie Simon Hodrick	243,925,576	3,074,851	24,028,924	98.8%

2.Stockholders approved the Roku, Inc. Amended and Restated 2017 Equity Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
188,018,026	58,805,777	176,624	24,028,924	76.1%

3.Stockholders approved, on an advisory basis, Roku’s executive compensation as described in the 2024 Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
212,547,995	34,286,751	165,681	24,028,924	86.1%

4.Stockholders ratified the appointment of Deloitte & Touche LLP as Roku’s independent registered accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
269,449,647	1,334,708	244,996	99.4%

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Roku, Inc. Amended and Restated 2017 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: June 7, 2024
	By:	/s/ Stephen H. Kay
Stephen H. Kay
Senior Vice President, General Counsel and Secretary